GK INTELLIGENT SYSTEMS, INC.
                             A Delaware corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual Report of GK Intelligent Systems, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary F. Kimmons, President, Chief Executive Officer, and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 5, 2003                      /S/ Gary F. Kimmons
                                        --------------------------------------
                                        By: Gary F. Kimmons
                                        Its: President, Chief Executive Officer
                                             and Chief Financial Officer